EXHIBIT 99.1

Priority Technology Holdings, Inc. Announces Launch of New Senior Credit Facilities
ALPHARETTA, GA – July 8, 2025 -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), the payments and banking solution that streamlines collecting, storing, lending and sending money to unlock revenue opportunities, today announced that it has launched an effort to issue new senior credit facilities, including $70 million in a revolving credit facility and $1.0 billion in a term loan. The new senior credit facilities will extend the maturity to a new 5 year term on the revolving credit facility and a new 7 year maturity on the term loan. The proceeds from the new senior credit facilities will be used to refinance existing debt of $935.5 million, partially finance a prospective tuck-in acquisition, in addition to settling certain contingent consideration related to the Company’s prior acquisition of Plastiq and pay transaction fees and expenses. The new senior credit facilities and related transactions are expected to close in the third quarter of 2025 with more details to be provided at that time based on final terms.

Tim O’Leary, Chief Financial Officer, commented, “This refinancing initiative aligns with our ongoing strategy to optimize our capital structure and is supported by the current favorable debt market conditions. With Moody's recent upgrade of Priority's debt rating to 'B1' and S&P's positive outlook on Priority’s B rating combined with our strong financial performance, we feel that the timing is appropriate to launch an effort for a new term loan financing.”

About Priority

Priority is the payments and banking solution that enables businesses to collect, store, lend and send funds through a unified commerce engine. Our platform combines payables, merchant services, and banking and treasury solutions so leaders can streamline financial operations efficiently — and our innovative industry experts help businesses navigate and build momentum on the path to growth. With the Priority
Commerce Engine, leaders can accelerate cash flow, optimize working capital, reduce unnecessary costs, and unlock new revenue opportunities. To learn more about Priority and its publicly traded parent, Priority Technology Holdings, Inc. (NASDAQ: PRTH), visit prioritycommerce.com.

EXHIBIT 99.1
Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, the Purchase Agreement and our ability to close on the Purchase Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.
We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 6, 2025. These filings are available online at www.sec.gov or www.prioritycommerce.com.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.